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Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
B04KNF903
ISIN     MYL5099OO006
ISIN     BRGOLLACNPR4
Issuer
AIR CHINA LTD.
AIRASIA BHD
GOL LINHAS AEREAS - PREF
Underwriters
China Intl, Merrill Lynch, CITIC, CLSA, Daiwa,
Deutsche Bank AG, HSBC, Cazenove, China
Everbright, CIBC, Core Pascific, DBS Asia,
ECM, First Shanghai, Guangdong, Guotai,
ICEA
CSFB, ECM, RHB, Southern, CLSA, DBS
Bank
Banco Santander, Morgan Stanley, Unibanco,
Merrill Lynch, JP Morgan, Raymond James,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
753 HK
AIRA MK
GOLL4 BZ
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/9/2004
11/22/2004
6/24/2004
Total dollar amount of offering sold to QIBs
1,683,408,000
22,006,000
28,536,000
Total dollar amount of any concurrent public offering
0
0
0
Total
1,683,408,000
22,006,000
28,536,000
Public offering price
 $                                                             0.38
 $                                                             0.31
 $                                                             8.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.08%
0.01%
0.43%
Rating
N/A
 N/A
 N/A
Current yield
N/A
 N/A
 N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Emerging Markets Growth
Fund
Boston
782,000
 $                   299,686
0.05%
3.89%
1.96%
12/17/2004
Scudder International Fund
Boston
1,716,400
 $                   657,776
0.10%
5.11%
1.39%
12/15/2004
SVS I International Portfolio
Boston
557,200
 $                   213,536
0.03%
5.11%
1.43%
12/15/2004
Closed End Fund







Scudder New Asia, Inc.
Closed End
704,000
 $                   269,794
0.04%
3.89%
0.99%
12/17/2004
New York Fund







Scudder International Equity Fund
New York
356,400
 $                   136,583
0.02%
5.11%
1.42%
12/15/2004
Total

4,116,000
 $
1,577,375
0.24%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
714456902
391164100
419870100
Issuer
ENEL SPA
GREAT PLAINS ENERGY INC
HAWAIIAN ELECTRIC INDS
Underwriters
Goldman Sachs, Mediobanca, Merrill Lynch,
Morgan Stanley, Banca, Cazenove, Deutsche
Bank AG, Lazard, UBS, ABN Amro, BNP
Paribas, Daiwa, JP Morgan, Lehman, Nomura
Intl, Santander
Merrill Lynch, Morgan Stanley, BofA, BNY, JP
Morgan, Lazard
Merrill Lynch, AG Edwards, Goldman Sachs,
Piper Jaffray, Robert Baird
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
ENEL
GXP US
HE US
Is the affiliate a manager or co-manager of offering?
Sr Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/25/2004
6/8/2004
3/10/2004
Total dollar amount of offering sold to QIBs
0
0
0
Total dollar amount of any concurrent public offering
1,000,000,000
15,000,000
10,372,000
Total
1,000,000,000
15,000,000
10,372,000
Public offering price
 $                                                             8.50
 $                                                           30.00
 $                                                           51.86
Price paid if other than public offering price
 N/A
N/A
N/A
Underwriting spread or commission
1.06%
1.05%
2.07%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Global Fund
Boston
653,800
 $
5,555,909
0.07%
15.65%
11.53%
12/31/2004
Scudder International Fund
Boston
804,344
 $
6,835,213
0.08%
15.65%
13.38%
12/31/2004
SVS I International Portfolio
Boston
255,460
 $
2,170,867
0.03%
15.65%
13.23%
12/31/2004
Chicago Funds







SVS II Global Blue Chip Portfolio
Chicago
49,800
 $                   423,194
0.00%
15.65%
11.65%
12/31/2004
SVS II International Select Portfolio
Chicago
103,901
 $                   882,938
0.01%
15.65%
12.78%
12/31/2004
New York Funds







Scudder International Equity Fund
New York
169,702
 $
1,442,106
0.02%
15.65%
13.96%
12/31/2004
Total

2,037,007
 $
17,310,227
0.20%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
630195907
JP3831450006
JP3530100001
Issuer
JUPITER TELECOMMUNICATIONS
BRAINNAVI CO LTD
CHINTAI JUTAKU NEWS CO LTD
Underwriters
Goldman Sachs, Nikko, Daiwa, Mitsubishi,
Mizuho, Nomura, DBSI
Toyo, Ace, Aizawa, Cosmo, DLJ Direct,
Matsui, Mito, Mikko, Okasan
UFJ Tsubasa, Cosmo, Marusan, Matsui, Mito,
Mitsubishi, Mizuho, Monex, Okasan, Shinko,
SMBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
4817 JP
2388 JP
2420 JP
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/14/2005
1/28/2004
11/15/2004
Total dollar amount of offering sold to QIBs
 $                                                 911,420,000
 $                                                     2,490,000
 $                                                   75,230,000
Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -
Total
 $                                                 911,420,000
 $                                                     2,490,000
 $                                                   75,230,000
Public offering price
 $                                                         762.52
 $                                                         969.64
 $                                                     17,909.81
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
$38.15
$77.57
$126.95
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Global Discovery Fund
Boston
970
 $                   739,646
0.08%
3.68%
-4.30%
3/29/2005
SVS I Global Discovery Portfolio
Boston
436
 $                   332,460
0.04%
3.68%
-4.12%
3/29/2005
New York Funds







Scudder International Equity Fund
New York
331
 $                   252,395
0.03%
4.57%
-3.56%
3/31/2005
Closed End Funds







Scudder New Asia Fund, Inc.
Closed End
662
 $                   504,790
0.06%
4.57%
-3.74%
3/31/2005
Total

2,399
 $
1,829,290
0.20%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
48122U105
007768104
95988E204
Issuer
SISTEMA
AEROFLEX INC
WESTERN WIRELESS CORP
Underwriters
CSFB, Morgan Stanley, Deutsche Bank AG,
ING, Renaissance, Troika
BoA, DBSI, Adams Harkness, AG Edwards,
CIBC, Thomas Weisel
Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
SSA LI
ARXX US
WWCA US
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/8/2005
3/4/2004
8/24/2004
Total dollar amount of offering sold to QIBs
 $                                               1,353,764,000
 $                                                                  -
 $                                                                  -
Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                     9,625,000
 $                                                   20,280,000
Total
 $                                               1,353,764,000
 $                                                     9,625,000
 $                                                   20,280,000
Public offering price
 $                                                           17.00
 $                                                           13.75
 $                                                           25.35
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
0.34%
0.69%
0.22%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Emerging Markets Fund
Boston
172,500
 $
2,932,500
0.22%
-4.41%
4.06%
3/31/2005
Scudder International Fund
Boston
478,891
 $
8,141,147
0.60%
-4.41%
1.64%
3/31/2005
New York Funds







Scudder International Equity Fund
New York
100,162
 $
1,702,754
0.13%
-4.41%
1.75%
3/31/2005
Total

751,553
 $
12,776,401
0.94%


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